Exhibit 99.1

NANO Nuclear Energy Closes $105 Million

Common Stock Private Placement

NANO Nuclear’s cash position at over $210 Million, which will fuel the company’s continued

innovations in the advanced nuclear energy sector

Financing included primary participation from fundamental institutional investors, including a pre-eminent global investment manager and a leading long-only mutual fund

New York, N.Y., May 29, 2025 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company, today announced the closing of its previously announced common stock private placement for gross proceeds of approximately $105 million, before deducting offering expenses. Net proceeds to NANO Nuclear are expected to be approximately $99 million.

Primary participation in the private placement came from fundamental institutional investors, including a pre-eminent global investment manager and a leading long-only mutual fund. In the private placement, NANO Nuclear sold 3,888,889 shares of common stock at a purchase price of $27.00 per share.

The proceeds from this financing significantly boosts NANO Nuclear’s cash on hand to over $210 million. With these resources, NANO Nuclear will be able to more readily advance its cutting-edge micro nuclear reactors and auxiliary nuclear energy-related businesses, as well as seek complimentary acquisitions and drive growth towards initial revenue generation.

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Figure 1 - NANO Nuclear Energy Inc. Closes $105 Million Common Stock Private Placement

“We are very grateful to have secured this new capital, our largest funding round yet, which was also completed at our highest financing valuation to date and puts our cash on hand at over $210 million,” said Jay Yu, Founder and Chairman of NANO Nuclear Energy. “This achievement was made possible through the participation of well known, long term fundamental institutional investors who understand not only the nuclear energy renaissance we are participating in, but the specific potential for NANO Nuclear’s technologies and business plans. We expect this capital will accelerate our near- and longer-term valuation catalysts, particularly given the high technology readiness level of our KRONOS MMR™ microreactor (being developed in conjunction with University of Illinois Urbana-Champaign) and our planned commencement of geological site characterization activities, including subsurface drilling investigations, for this reactor, which would be first research microreactor built on campus grounds in the U.S by an advanced reactor company. These activities will lead to the submission of our KRONOS MMR construction permit applications to the Nuclear Regulatory Commission thereafter. We also applaud last week’s presidential executive orders aimed at boosting nuclear energy in the U.S. and streamlining nuclear regulation, which will drive tailwinds for us and the entire nuclear energy sector in coming years. Our mission to become a leading, diversified, and vertically integrated advanced nuclear energy company has taken another large step forward, and we look forward to deploying our capital to drive innovation in our industry and value for our stockholders.”

Titan Partners Group, a division of American Capital Partners, acted as the sole placement agent for the offering. Ellenoff Grossman & Schole LLP acted as counsel to NANO Nuclear, and Lucosky Brookman LLP acted as counsel to the placement agent.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC by June 10, 2025 covering the resale of the shares of common stock issued in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include patented KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign (U. of I.), “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

For more corporate information please visit: https://NanoNuclearEnergy.com/

For further information, please contact:

Email: IR@NANONuclearEnergy.com

Business Tel: (212) 634-9206

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the anticipated benefits to the Company of private placement financing described herein, as well as statements regarding the anticipated benefits of nuclear regulatory reform and the potential fulfillment of Company’s business plans) related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) or related state or non-U.S. nuclear fuel licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complimentary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations and advance our plans, (iv) risks related to uncertainty regarding our ability to technologically develop, gain registered intellectual property protection for, and commercially deploy competitive advanced nuclear reactor and other technology in the timelines we anticipate, if ever, (v) risks related to U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE and the U.S. Nuclear Regulatory Commission, and including those associated with the recently enacted ADVANCE Act and the May 23, 2025 presidential executive orders seeking to support U.S. nuclear energy, and (vi) similar risks and uncertainties associated with the operating an early stage business a highly regulated and rapidly evolving industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.